EXHIBIT 10.3

[GRAPHIC APPEARS HERE]

HQ GLOBAL WORKPLACES VIRTUAL OFFICE PROGRAM SERVICE AGREEMENT

HQ Center: Address: Address: City, State and Zip: Phone: Fax:	SDI010- Del Mar 12707 High Bluff Drive Suite 200 San Diego, CA 92130 (858)794-1400 (858)794-1450

Client/Company Name: visionGATEWAY

Address (not Center Address): 133 Alexander Street

City, State and Zip: Crows Nest, NSW 2065, Australia

Email Address: emersonmf@visiongateway.net

Phone: (858)354-8404

Fax: (943)927-38

Contact Person: Michael Emerson

Tax Identification Number/Social Security Number: HQ Program Name: HQ Virtual Office HQ Program Monthly Fee: $195.00 Amount of Refundable Retainer: 195

This Services Agreement (“Services Agreement”) is made and entered into as of this 1st day of December, 2003, by and between HQ Global Workplaces, Inc. (“HQ”) and visionGATEWAY (“Client”) for the provision of certain services and facilities as more fully described herein offered by HQ at the above address (“Facility”). In consideration of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	TERM: The term of this Services Agreement shall commence on December 1, 2003 and continue thereafter for a period of 3 months, ending on February 29, 2004 (the “Initial Term”). Upon expiration of the Initial Term, this Services Agreement shall automatically renew upon the same terms and conditions at the then current market rates (“Renewal Term”), unless earlier terminated by either party upon thirty (30) days advance written notice prior to the expiration of the then current term. The Initial Term, together with any Renewal Terms, is referred to herein as the “Term” of this Services Agreement.

2.	SERVICES AND FEES: Subject to the terms and conditions set forth herein, Client shall receive the HQ Virtual Office program. HQ hereby grants to Client the nonexclusive privilege and right, subject to the terms and conditions contained herein, for two (2) hours of use of private office space (based on availability, at no additional fee), full-time receptionist service, mail receiving and forwarding service and a dedicated inbound dial telephone number answered by a live telephone operator during business hours and voicemail after hours. Additionally, HQ shall provide for use of conference rooms and other business services on demand, as more fully described in Schedule A attached hereto (collectively, the “Services”). HQ shall provide the Services during normal business hours (i.e., 8:30 am through 5:00 pm, Monday through Friday, except public holidays). The charges for the Services are set forth on Schedule A (“Service Charges”) and are subject to change at HQ’s discretion upon thirty (30) days written notice to Client. The Service Charges are in addition to the Monthly Fee (as hereinafter defined).

3.	PAYMENTS: Client agrees to pay a fee in the amount of $195.00 (the “Monthly Fee”) per month plus any applicable sales or use taxes during the Term for the HQ Virtual Office. HQ shall provide Client with an invoice for any Service Charges for the prior month. Client shall pay the Monthly Fee and Service Charges on the first day of each month. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to HQ within five (5) calendar days of the due date. Client acknowledges that upon execution of this Services Agreement, Client shall pay certain fixed fees, set up fees and a refundable service retainer (“Retainer”). The Retainer will not be kept in a separate account from other funds of HQ and no interest will be paid to Client. The Retainer may be applied to outstanding charges of Client at any time at HQ’s discretion, and Client must immediately, upon notice from HQ, deliver sufficient funds to replenish the Retainer to its original balance. Client also acknowledges that if the Service Charges exceed the amount of the Retainer, HQ shall have the right to cease providing any Services until the outstanding balance is less than the amount of the Retainer. At the end of the term of Service Agreement, if Client has fully satisfied all obligations and conditions, including without limitation, any payment obligations, HQ shall refund the Retainer within forty-five (45) days thereafter.

4.	HQ’s LIMITATION OF LIABILITY: Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither

HQ nor any of its officers, directors, employees, shareholders, partners, agents or representatives (collectively, the “HQ Parties”) shall be responsible for damages, direct, indirect or consequential, that may result from the failure of HQ to furnish any service, including but not limited to the service of conveying messages, communications and other services.

Client’s sole remedy and HQ’s sole obligation for any failure to render any such service, any error or omission, or any delay or interruption of any such service, is limited to an adjustment to Client’s bill in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

CLIENT EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE, ANY CLAIM FOR DAMAGES, DIRECT, INDIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE PROVIDED HEREUNDER, ANY ERROR OR OMISSION WITH RESPECT THERETO, FROM FAILURE OF U.S. POSTAL SERVICE OR ANY COMMERCIAL COURIER SERVICE TO DELIVER ON TIME OR OTHERWISE DELIVER ANY ITEMS (MAIL, PACKAGES, ETC.) OR ANY INTERRUPTION OF SERVICES. AS TO THE SERVICES PROVIDED HEREUNDER, HQ MAKES NO EXPRESS OR IMPLIED WARRANTY AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.	LICENSE AGREEMENT: THIS SERVICES AGREEMENT IS NOT A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY. IT IS A CONTRACTUAL ARRANGEMENT THAT CREATES A REVOCABLE LICENSE. HQ retains legal possession and control of the Facility. This Service Agreement terminates simultaneously with the termination of HQ’s lease or the termination of the operation of the Facility for any reason. This Service Agreement is subject to and subordinate to any underlying lease or contract of the building or related to the Facility. Client acknowledges that it does not have any rights under HQ’s lease with HQ’s landlord. When this Service Agreement is terminated because the term has expired or otherwise, Client’s license to the Services and the HQ Virtual Office provided by the Facility is revoked. Client agrees to remove its and its employees personal property and vacate the Facility as of the date of termination. HQ shall not be responsible for any property left in the Facility after such termination.

6.	DAMAGES AND INSURANCE: Client is responsible for insuring its and its employees’, agents’ or representatives’ (collectively, the “Client Parties”) personal property against all risks, and assumes all risks in connection with such property and Client forever release and discharges the HQ Parties from any damages, losses or claims with respect thereto.

7.	DEFAULT: Client is in default under this Services Agreement if: (i) Client does not pay its Monthly Fee or Service Charges when due and such default is not cured within five (5) calendar days of the due date; (ii) Client does not comply with the terms of this Services Agreement; or (iii) Client is not in compliance with any local, state or federal law, statute or U.S. Postal Service regulation (“USPS”). In the case of an event of default under Subsection 7(ii) above, HQ shall provide Client with written notice of such default and Client shall have ten (10) calendar days to cure such default. In the event that Client fails to cure any such default in the time period set forth herein, HQ shall have the option, without additional notice, to terminate this Services Agreement. In addition, in the event of a default under Subsection 7(i) above, HQ shall have the option to apply the Retainer to any outstanding sums owed under this Services Agreement.

8.	TERMINATION: Client has the right to terminate this Services Agreement early if Client’s mail or telecommunications service is discontinued for a period of ten (10) consecutive days for reason other than Client’s default of this Services Agreement as described in Section 7 hereof. HQ has the right to terminate this Services Agreement early; (i) if Client fails to correct a default pursuant to Section 7 above; (ii) without providing Client with an opportunity to cure if Client repeatedly defaults under this Services Agreement (i.e., two or more times); (iii) without any opportunity to cure if Client or any Client Party uses the Facility or any HQ business center (the “Center”) or service for any illegal operations or purposes, including violation of the USPS regulations; or (iv) Client receives an unreasonable volume of mail or packages at the Center.

9.	RESTRICTION ON HIRING: Client acknowledges and agrees that during the Term and for six (6) months thereafter, neither Client nor any Client Party will hire any of employees of HQ. If any Client Party breaches this provision, Client acknowledges and agrees that actual damages would be difficult to determine and therefore Client agrees to pay liquidated damages in the amount of one-half of the annual base salary of such hired employee. Client and HQ agree that this liquidated damage amount is fair and reasonable.

10.	BUSINESS CONTINUATION: Based on Client’s selection below, upon expiration, cancellation or termination of this Services Agreement, for any reason other than default, HQ will:

(CHECK ONE ONLY)

☐	For a period of <# of Months> months (2 month minimum), forward Client’s mail on a once weekly basis to one single designated domestic address. Client’s assigned telephone number will remain active and calls will automatically direct to voicemail. Client will have unlimited access to voicemail during the Business Continuation term. Client must pay a monthly Business Continuation fee of $50 per month, plus the cost of all postage associated with the re-mailing service.

☐	Refuse, discard or destroy any mail or packages addressed to Client and delivered to Facility. Client’s assigned telephone number will be de-activated and all inbound calls to that number will receive an announcement that the number is no longer in service. Client hereby releases and forever discharges the HQ Parties for any claim, damage or liability based on failure to deliver any mail, package or voice messages after the termination of this Services Agreement.

Payment for Business Continuation is due in upon expiration, cancellation or termination of this Services Agreement and payable in full, in advance for the selected number of months. Charges for postage associated with mail forwarding are due upon invoicing. Payment must be made by execution of Credit Card Authorization.

11.	MISCELLANEOUS:

A.	Client acknowledges that HQ will comply with the USPS regulations regarding client mail. Client must also comply with all USPS regulations and amendments and interpretations of said regulations. Client agrees, upon request, to sign an updated version of this Services Agreement and any other necessary documents or forms.

B.	All notices are to be in writing and may be given by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery, addressed to HQ or Client at the address listed on the face of this Services Agreement.

C.	Client agrees not to file a change of address form with the USPS. All telephone and facsimile numbers and IP addresses are the property of HQ, and such numbers will not be transferred to Client at the end of the Term.

D.	In the event a dispute arises under this Services Agreement, Client agrees to submit the dispute to mediation. If mediation does not resolve the dispute, Client agrees that the matter will be submitted to arbitration pursuant to the procedure established by the American Arbitration Association in the metropolitan area in which the Facility is located. The decision of the arbitrator will be binding on the parties. The non-prevailing party as determined by the arbitrator shall pay the prevailing parties attorney’s fees and costs of the arbitration. Furthermore, if a court decision prevents or HQ elects not to submit this matter to arbitration, then the non-prevailing party as determined by the court shall pay the prevailing parties reasonable attorney’s fees and costs.

E.	This Services Agreement is governed by the laws of the state in which the Facility is located.

F.	Client may not assign this Services Agreement without HQ’s prior written consent.

G.	This Services Agreement and any Schedules, Exhibits and Addenda constitute the entire agreement between the parties and supercedes all prior oral or written agreements. All amendments shall be in writing and signed by all of the parties hereto.

H.	This Services Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument

In witness whereof, the parties have executed this Service Agreement as of the date first above written.

By: visionGATEWAY

Signature:

Print Name:	Michael Emerson

Title:	Chief Executive Officer

By: HQ Global Workplaces, Inc.

Signature:

Print Name:	Nancy A. Farley

Title:	General Manager

SCHEDULE A:
SERVICES	FEES
Office Rental	$10.00 per hour
Small Conference Room	$30.00 per hour
Large Conference Room	$40.00 per hour
Administrative Support	$30.00 per hour
Building Directory Listing	$50.00 per month

Rules and Regulations

1.	Client’s employees and guests shall conduct themselves in a businesslike manner; proper business attire shall be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by HQ GLOBAL WORKPLACES directives regarding security, keys, parking and other such matters common to all occupants.

2.	Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same shall be the responsibility of Client. Client shall not affix anything to the windows, walls or any other part of the Office(s) or the HQ GLOBAL WORKPLACES business center or make alterations or additions to the Office(s) or the HQ GLOBAL WORKPLACES business center without the prior written consent of HQ GLOBAL WORKPLACES.

3.	Client shall not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

4.	Client can only use public areas with the consent of HQ GLOBAL WORKPLACES and those areas must be kept neat and attractive at all times.

5.	All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

6.	No advertisement or identifying signs, other than provided by HQ GLOBAL WORKPLACES, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

7.	Client shall not, without HQ GLOBAL WORKPLACES prior written consent, store or operate in the Office(s) or the HQ GLOBAL WORKPLACES business center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the HQ GLOBAL WORKPLACES business center. No offensive gases, odors or liquids shall be permitted. No fire arms shall be permitted.

8.	The electrical current shall be used for ordinary lighting, powering personal computers and small appliances only unless written permission to do otherwise shall first have been obtained from HQ GLOBAL WORKPLACES at an agreed cost to Client.

9.	If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client’s expense by the personnel designated by HQ GLOBAL WORKPLACES.

10.	Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of HQ GLOBAL WORKPLACES.

11.	Client shall bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

12.	Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of HQ GLOBAL WORKPLACES and such removal shall be under the supervision of HQ GLOBAL WORKPLACES.

13.	Client shall not use the HQ GLOBAL WORKPLACES business center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

14.	Client shall not occupy or permit any portion of the HQ GLOBAL WORKPLACES business center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

15.	Client shall not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

16.	No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the HQ GLOBAL WORKPLACES business center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

17.	Client shall, before leaving the Office(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

18.	Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of HQ GLOBAL WORKPLACES.

19.	All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and HQ GLOBAL WORKPLACES shall not be liable for damages thereto or for theft or misappropriation thereof.

20.	If Client does not remove any property belonging to Client from the HQ GLOBAL WORKPLACES business center by the end of the term, at the option of HQ GLOBAL WORKPLACES, Client shall be conclusively presumed to have conveyed such property to HQ GLOBAL WORKPLACES under this Agreement as a bill of sale without further payment or credit by HQ GLOBAL WORKPLACES to Client and HQ GLOBAL WORKPLACES may remove the same and Client shall pay HQ GLOBAL WORKPLACES all costs of such—removal upon demand.

21.	Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the HQ GLOBAL WORKPLACES business center (including open offices and workstations).

22.	Client shall use only telecommunications systems and services as provided by HQ GLOBAL WORKPLACES. Client shall pay to HQ GLOBAL WORKPLACES a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event HQ GLOBAL WORKPLACES discontinues the offering of long distance service, Client shall provide its own long distance service through a locally accessed long distance carrier.

23.	Client or Client’s officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers, or invitees shall be prohibited from participating in any type of harassing or abusive behavior to HQ GLOBAL WORKPLACES team members, other clients or invitees, verbal or physical in the HQ GLOBAL WORKPLACES business center for any reason.

24.	Internet service and any other service provided by HQ GLOBAL WORKPLACES may only be used for lawful purposes. Transmission or storage of any information, data, or material in violation of any US Federal, state or local law is prohibited. Client is prohibited from using the HQ GLOBAL WORKPLACES internet access to transmit threatening material or transmit or receive obscene material.

25.	Clients must pay service fees for each device connected to internet service.

26.	HQ GLOBAL WORKPLACES has the right to suspend T-1 service at any time if client’s use violates the Rules and Regulations of internet service use.

HQ GLOBAL WORKPLACES reserves the right to make such other Rules and Regulations as in its judgement may from time to time be needed for the safety of clients, care and cleanliness of the offices. HQ GLOBAL WORKPLACES shall have no responsibility to Client for the violation or non-performance by any other HQ GLOBAL WORKPLACES clients of any of the Rules and Regulations but shall use reasonable efforts to uniformly enforce all Rules and Regulations.

[GRAPHIC APPEARS HERE]

HQ GLOBAL WORKPLACES VIRTUAL OFFICE PROGRAM SERVICE AGREEMENT

HQ Center:	Del Mar Center
Address:	12707 High Bluff Drive
Address:	Second Floor
City, State and Zip:	San Diego, CA 92130
Phone:	(858)794-1400
Fax:	(858)794-1450

Client/Company Name: visionGATEWAY Inc	Tax Identification Number/Social Security Number: 880436882
Address (not Center Address): c/ - visionGATEWAY P/L 133 Alexander Street	HQ Program Name: HQ Virtual Office HQ Program Monthly Fee: $195.00
City, State and Zip: Crows Nest NSW 2065 Australia	Amount of Refundable Retainer: $195.00
Email Address: emersonmf@visiongateway.com.au
Phone: (029)965-7269
Fax: (029)439-2738
Contact Person: Michael Emerson

This Services Agreement (“Services Agreement”) is made and entered into as of this 11th day of February, 2003, by and between HQ Global Workplaces, Inc. (“HQ”) and visionGATEWAY Inc (“Client”) for the provision of certain services and facilities as more fully described herein offered by HQ at the above address (“Facility”). In consideration of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	TERM: The term of this Services Agreement shall commence on March 1, 2003 and continue thereafter for a period of 3 months, ending on May 31, 2003 (the “Initial Term”). Upon expiration of the Initial Term, this Services Agreement shall automatically renew upon the same terms and conditions at the then current market rates (“Renewal Term”), unless earlier terminated by either party upon thirty (30) days advance written notice prior to the expiration of the then current term. The Initial Term, together with any Renewal Terms, is referred to herein as the “Term” of this Services Agreement.

2.	SERVICES AND FEES: Subject to the terms and conditions set forth herein, Client shall receive the HQ Virtual Office program. HQ hereby grants to Client the nonexclusive privilege and right, subject to the terms and conditions contained herein, for two (2) hours of use of private office space (based on availability, at no additional fee), full-time receptionist service, mail receiving and forwarding service and a dedicated inbound dial telephone number answered by a live telephone operator during business hours and voicemail after hours. Additionally, HQ shall provide for use of conference rooms and other business services on demand, as more fully described in Schedule A attached hereto (collectively, the “Services”). HQ shall provide the Services during normal business hours (i.e., 8:30 am through 5:00 pm, Monday through Friday, except public holidays). The charges for the Services are set forth on Schedule A (“Service Charges”) and are subject to change at HQ’s discretion upon thirty (30) days written notice to Client. The Service Charges are in addition to the Monthly Fee (as hereinafter defined).

3.	PAYMENTS: Client agrees to pay a fee in the amount of $195.00 (the “Monthly Fee”) per month plus any applicable sales or use taxes during the Term for the HQ Virtual Office. HQ shall provide Client with an invoice for any Service Charges for the prior month. Client shall pay the Monthly Fee and Service Charges on the first day of each month. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to HQ within five (5) calendar days of the due date. Client acknowledges that upon execution of this Services Agreement, Client shall pay certain fixed fees, set up fees and a refundable service retainer (“Retainer”). The Retainer will not be kept in a separate account from other funds of HQ and no interest will be paid to Client. The Retainer may be applied to outstanding charges of Client at any time at HQ’s discretion, and Client must immediately, upon notice from HQ, deliver sufficient funds to replenish the Retainer to its original balance. Client also acknowledges that if the Service Charges exceed the amount of the Retainer, HQ shall have the right to cease providing any Services until the outstanding balance is less than the amount of the Retainer. At the end of the term of Service Agreement, if Client has fully satisfied all obligations and conditions, including without limitation, any payment obligations, HQ shall refund the Retainer within forty-five (45) days thereafter.

4.	HQ’s LIMITATION OF LIABILITY: Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither

HQ nor any of its officers, directors, employees, shareholders, partners, agents or representatives (collectively, the “HQ Parties”) shall be responsible for damages, direct, indirect or consequential, that may result from the failure of HQ to furnish any service, including but not limited to the service of conveying messages, communications and other services.

Client’s sole remedy and HQ’s sole obligation for any failure to render any such service, any error or omission, or any delay or interruption of any such service, is limited to an adjustment to Client’s bill in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

CLIENT EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE, ANY CLAIM FOR DAMAGES, DIRECT, INDIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE PROVIDED HEREUNDER, ANY ERROR OR OMISSION WITH RESPECT THERETO, FROM FAILURE OF U.S. POSTAL SERVICE OR ANY COMMERCIAL COURIER SERVICE TO DELIVER ON TIME OR OTHERWISE DELIVER ANY ITEMS (MAIL, PACKAGES, ETC.) OR ANY INTERRUPTION OF SERVICES. AS TO THE SERVICES PROVIDED HEREUNDER, HQ MAKES NO EXPRESS OR IMPLIED WARRANTY AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.	LICENSE AGREEMENT: THIS SERVICES AGREEMENT IS NOT A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY. IT IS A CONTRACTUAL ARRANGEMENT THAT CREATES A REVOCABLE LICENSE. HQ retains legal possession and control of the Facility. This Service Agreement terminates simultaneously with the termination of HQ’s lease or the termination of the operation of the Facility for any reason. This Service Agreement is subject to and subordinate to any underlying lease or contract of the building or related to the Facility. Client acknowledges that it does not have any rights under HQ’s lease with HQ’s landlord. When this Service Agreement is terminated because the term has expired or otherwise, Client’s license to the Services and the HQ Virtual Office provided by the Facility is revoked. Client agrees to remove its and its employees personal property and vacate the Facility as of the date of termination. HQ shall not be responsible for any property left in the Facility after such termination.

6.	DAMAGES AND INSURANCE: Client is responsible for insuring its and its employees’, agents’ or representatives’ (collectively, the “Client Parties”) personal property against all risks, and assumes all risks in connection with such property and Client forever release and discharges the HQ Parties from any damages, losses or claims with respect thereto.

7.	DEFAULT: Client is in default under this Services Agreement if: (i) Client does not pay its Monthly Fee or Service Charges when due and such default is not cured within five (5) calendar days of the due date; (ii) Client does not comply with the terms of this Services Agreement; or (iii) Client is not in compliance with any local, state or federal law, statute or U.S. Postal Service regulation (“USPS”). In the case of an event of default under Subsection 7(ii) above, HQ shall provide Client with written notice of such default and Client shall have ten (10) calendar days to cure such default. In the event that Client fails to cure any such default in the time period set forth herein, HQ shall have the option, without additional notice, to terminate this Services Agreement. In addition, in the event of a default under Subsection 7(i) above, HQ shall have the option to apply the Retainer to any outstanding sums owed under this Services Agreement.

8.	TERMINATION: Client has the right to terminate this Services Agreement early if Client’s mail or telecommunications service is discontinued for a period of ten (10) consecutive days for reason other than Client’s default of this Services Agreement as described in Section 7 hereof. HQ has the right to terminate this Services Agreement early; (i) if Client fails to correct a default pursuant to Section 7 above; (ii) without providing Client with an opportunity to cure if Client repeatedly defaults under this Services Agreement (i.e., two or more times); (iii) without any opportunity to cure if Client or any Client Party uses the Facility or any HQ business center (the “Center”) or service for any illegal operations or purposes, including violation of the USPS regulations; or (iv) Client receives an unreasonable volume of mail or packages at the Center.

9.	RESTRICTION ON HIRING: Client acknowledges and agrees that during the Term and for six (6) months thereafter, neither Client nor any Client Party will hire any of employees of HQ. If any Client Party breaches this provision, Client acknowledges and agrees that actual damages would be difficult to determine and therefore Client agrees to pay liquidated damages in the amount of one-half of the annual base salary of such hired employee. Client and HQ agree that this liquidated damage amount is fair and reasonable.

10.	BUSINESS CONTINUATION: Based on Client’s selection below, upon expiration, cancellation or termination of this Services Agreement, for any reason other than default, HQ will:

(CHECK ONE ONLY)

☒	For a period of 2 months (2 month minimum), forward Client’s mail on a once weekly basis to one single designated domestic address. Client’s assigned telephone number will remain active and calls will automatically direct to voicemail. Client will have unlimited access to voicemail during the Business Continuation term. Client must pay a monthly Business Continuation fee of $50 per month, plus the cost of all postage associated with the re-mailing service.

☐	Refuse, discard or destroy any mail or packages addressed to Client and delivered to Facility. Client’s assigned telephone number will be de-activated and all inbound calls to that number will receive an announcement that the number is no longer in service. Client hereby releases and forever discharges the HQ Parties for any claim, damage or liability based on failure to deliver any mail, package or voice messages after the termination of this Services Agreement.

Payment for Business Continuation is due in upon expiration, cancellation or termination of this Services Agreement and payable in full, in advance for the selected number of months. Charges for postage associated with mail forwarding are due upon invoicing. Payment must be made by execution of Credit Card Authorization.

11.	MISCELLANEOUS:

A.	Client acknowledges that HQ will comply with the USPS regulations regarding client mail. Client must also comply with all USPS regulations and amendments and interpretations of said regulations. Client agrees, upon request, to sign an updated version of this Services Agreement and any other necessary documents or forms.

B.	All notices are to be in writing and may be given by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery, addressed to HQ or Client at the address listed on the face of this Services Agreement.

C.	Client agrees not to file a change of address form with the USPS. All telephone and facsimile numbers and IP addresses are the property of HQ, and such numbers will not be transferred to Client at the end of the Term.

D.	In the event a dispute arises under this Services Agreement, Client agrees to submit the dispute to mediation. If mediation does not resolve the dispute, Client agrees that the matter will be submitted to arbitration pursuant to the procedure established by the American Arbitration Association in the metropolitan area in which the Facility is located. The decision of the arbitrator will be binding on the parties. The non-prevailing party as determined by the arbitrator shall pay the prevailing parties attorney’s fees and costs of the arbitration. Furthermore, if a court decision prevents or HQ elects not to submit this matter to arbitration, then the non-prevailing party as determined by the court shall pay the prevailing parties reasonable attorney’s fees and costs.

E.	This Services Agreement is governed by the laws of the state in which the Facility is located.

F.	Client may not assign this Services Agreement without HQ’s prior written consent.

G.	This Services Agreement and any Schedules, Exhibits and Addenda constitute the entire agreement between the parties and supercedes all prior oral or written agreements. All amendments shall be in writing and signed by all of the parties hereto.

H.	This Services Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument

In witness whereof, the parties have executed this Service Agreement as of the date first above written.

By: visionGATEWAY Inc

Signature:

Print Name:	Michael Emerson

Title:	Chief Executive Officer

By: HQ Global Workplaces, Inc.

Signature:

Print Name:	Nancy A. Farley

Title:	General Manager

SCHEDULE A:
SERVICES	FEES
Office Rental	$10.00 per hour
Small Conference Room	$25.00 per hour
Large Conference Room	$35.00 per hour
Administrative Support	$30.00 per hour
Building Directory Listing	$50.00 per month

Rules and Regulations

1.	Client’s employees and guests shall conduct themselves in a businesslike manner; proper business attire shall be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by HQ GLOBAL WORKPLACES directives regarding security, keys, parking and other such matters common to all occupants.

2.	Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same shall be the responsibility of Client. Client shall not affix anything to the windows, walls or any other part of the Office(s) or the HQ GLOBAL WORKPLACES business center or make alterations or additions to the Office(s) or the HQ GLOBAL WORKPLACES business center without the prior written consent of HQ GLOBAL WORKPLACES.

3.	Client shall not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

4.	Client can only use public areas with the consent of HQ GLOBAL WORKPLACES and those areas must be kept neat and attractive at all times.

5.	All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

6.	No advertisement or identifying signs, other than provided by HQ GLOBAL WORKPLACES, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

7.	Client shall not, without HQ GLOBAL WORKPLACES prior written consent, store or operate in the Office(s) or the HQ GLOBAL WORKPLACES business center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the HQ GLOBAL WORKPLACES business center. No offensive gases, odors or liquids shall be permitted. No fire arms shall be permitted.

8.	The electrical current shall be used for ordinary lighting, powering personal computers and small appliances only unless written permission to do otherwise shall first have been obtained from HQ GLOBAL WORKPLACES at an agreed cost to Client.

9.	If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client’s expense by the personnel designated by HQ GLOBAL WORKPLACES.

10.	Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of HQ GLOBAL WORKPLACES.

11.	Client shall bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

12.	Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of HQ GLOBAL WORKPLACES and such removal shall be under the supervision of HQ GLOBAL WORKPLACES.

13.	Client shall not use the HQ GLOBAL WORKPLACES business center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

14.	Client shall not occupy or permit any portion of the HQ GLOBAL WORKPLACES business center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

15.	Client shall not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

16.	No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the HQ GLOBAL WORKPLACES business center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

17.	Client shall, before leaving the Office(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

18.	Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of HQ GLOBAL WORKPLACES.

19.	All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and HQ GLOBAL WORKPLACES shall not be liable for damages thereto or for theft or misappropriation thereof.

20.	If Client does not remove any property belonging to Client from the HQ GLOBAL WORKPLACES business center by the end of the term, at the option of HQ GLOBAL WORKPLACES, Client shall be conclusively presumed to have conveyed such property to HQ GLOBAL WORKPLACES under this Agreement as a bill of sale without further payment or credit by HQ GLOBAL WORKPLACES to Client and HQ GLOBAL WORKPLACES may remove the same and Client shall pay HQ GLOBAL WORKPLACES all costs of such removal upon demand.

21.	Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the HQ GLOBAL WORKPLACES business center (including open offices and workstations).

22.	Client shall use only telecommunications systems and services as provided by HQ GLOBAL WORKPLACES. Client shall pay to HQ GLOBAL WORKPLACES a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event HQ GLOBAL WORKPLACES discontinues the offering of long distance service, Client shall provide its own long distance service through a locally accessed long distance carrier.

23.	Client or Client’s officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers, or invitees shall be prohibited from participating in any type of harassing or abusive behavior to HQ GLOBAL WORKPLACES team members, other clients or invitees, verbal or physical in the HQ GLOBAL WORKPLACES business center for any reason.

24.	Internet service and any other service provided by HQ GLOBAL WORKPLACES may only be used for lawful purposes. Transmission or storage of any information, data, or material in violation of any US Federal, state or local law is prohibited. Client is prohibited from using the HQ GLOBAL WORKPLACES internet access to transmit threatening material or transmit or receive obscene material.

25.	Clients must pay service fees for each device connected to internet service.

26.	HQ GLOBAL WORKPLACES has the right to suspend T-1 service at any time if client’s use violates the Rules and Regulations of internet service use.

HQ GLOBAL WORKPLACES reserves the right to make such other Rules and Regulations as in its judgement may from time to time be needed for the safety of clients, care and cleanliness of the offices. HQ GLOBAL WORKPLACES shall have no responsibility to Client for the violation or non-performance by any other HQ GLOBAL WORKPLACES clients of any of the Rules and Regulations but shall use reasonable efforts to uniformly enforce all Rules and Regulations.

January 26, 2004

Jonathan Leebosh

Egan LLP

Business Immigration Lawyers

Allied with Ernst & Young LLP

222 Bay Street, Suite 2100

Toronto, Ontario

Canada M5K 1H6

This letter is to confirm that visionGATEWAY, Inc. has been an active tenant at our Executive Suite, located at 12707 High Bluff Drive, Suite 200, San Diego CA 92130 since March 1st, 2003.

visionGATEWAY, Inc. renews their lease on 3-month basis, has always promptly paid their invoices, and has been a pleasure to work with.

Please feel free to contact me at 858-794-1488 if you require any further information.

Regards,

Renee Harrison

Assistant General Manager

HQ Global Workplaces, Del Mar.